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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 14, 2000
                                                          --------------


                          SEACHANGE INTERNATIONAL, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                        0-21393                 04-3197974
-------------------------------          -------                 ----------
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



   124 Acton Street, Maynard, MA                                    01754
   ------------------------------                               --------------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number including area code: (978) 897-0100
                                                          --------------



                           No change since last report
                           ---------------------------
             (Former name or address, if changed since last report)
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Item 8.  Change in Fiscal Year

     On April 14, 2000, the Board of Directors changed the Company's fiscal year end from December 31st to January 31st. Information with respect to the transition periods from January 1, 2000 to January 31, 2000 and from April 1, 2000 to April 30, 2000 will be reported on the Company's Form 10-Q for the quarterly period ending July 31, 2000.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SEACHANGE INTERNATIONAL, INC.



                                    By: /s/ William L. Fiedler
                                        ----------------------
                                    William L. Fiedler
                                    Vice President, Finance and Administration,
                                    Chief Financial Officer and Treasurer



Dated:  April 24, 2000

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